ATTACHMENT - ITEM 19(b)3(c) - SPECIAL WARRANT INDENTURE
--------------------------------------------------------------------------------

                                                                      25/03/97-3




                        INTERNATIONAL URANIUM CORPORATION



                                       AND



                        MONTREAL TRUST COMPANY OF CANADA










                            SPECIAL WARRANT INDENTURE
                               (PRIVATE PLACEMENT)






                           PROVIDING FOR THE ISSUE OF
                                SPECIAL WARRANTS

                                TABLE OF CONTENTS

INTERPRETATION.......................................................................................2
Definitions..........................................................................................2
Interpretation not Affected by Headings, etc.........................................................6
Applicable Law.......................................................................................6

ISSUE OF SPECIAL WARRANTS............................................................................6
Issue of Special Warrants............................................................................6
Issue Price..........................................................................................6
Entitlement of Warrantholder.........................................................................6
Adjustments..........................................................................................6
Issue of Common Shares...............................................................................6
Warrantholder not a Shareholder......................................................................6
Special Warrants to Rank Pari Passu..................................................................7
Signing of Warrant Certificates......................................................................7
Certification by the Warrant Agent...................................................................7
Issue in Substitution for Lost Warrant Certificates..................................................7
Replacement of Warrant Certificates..................................................................8
Replacement Adjustment...............................................................................8
Charges for Replacement..............................................................................8
Ownership of Special Warrants........................................................................8
Transfer of Special Warrants.........................................................................9
U.S. Legends.........................................................................................9
Certain Transfers....................................................................................10
Residency Determination..............................................................................11
Entry of Agent in Register...........................................................................11


NOTICE TO WARRANTHOLDERS.............................................................................11
Notice...............................................................................................11

EXERCISE OF SPECIAL WARRANTS.........................................................................12
Method of Exercise of Special Warrants...............................................................12
Completion of Notice of Exercise Form................................................................12
Effect of Exercise of Special Warrants...............................................................13
Subscription for less than Entitlement...............................................................13
Warrant Certificates for Fractions of Common Shares..................................................14
Expiration of Special Warrants.......................................................................14
Cancellation of Surrendered Warrant Certificates.....................................................14
Adjustments in Certain Circumstances.................................................................15
Postponement.........................................................................................17
Notice of Adjustment.................................................................................17


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
PURCHASES BY THE COMPANY.............................................................................18
Optional Purchases by the Company....................................................................18
Surrender of Warrant Certificates....................................................................18

COVENANTS OF THE COMPANY.............................................................................18
General Covenants of the Company.....................................................................18
Warrant Agent's Remuneration and Expenses............................................................19
Performance of Covenants by Warrant Agent............................................................20

ENFORCEMENT..........................................................................................20
Suits by Warrantholders, etc.........................................................................20
Immunity of Shareholders, etc........................................................................20
Limitation of Liability..............................................................................20

MEETINGS OF WARRANTHOLDERS...........................................................................20
Right to Convene Meetings............................................................................20
Notice...............................................................................................21
Chairman.............................................................................................21
Quorum...............................................................................................21
Power to Adjourn.....................................................................................21
Show of Hands........................................................................................21
Poll.................................................................................................22
Voting...............................................................................................22
Regulations..........................................................................................22
Company and Warrant Agent may be Represented.........................................................22
Powers Exercisable by Extraordinary Resolution.......................................................23
Extraordinary Resolution.............................................................................23
Powers Cumulative....................................................................................24
Minutes..............................................................................................24
Instruments in Writing...............................................................................25
Binding Effect of Resolutions........................................................................25
Holdings by Company and Warrant Agent Disregarded....................................................25

SUPPLEMENTAL INDENTURES..............................................................................25
Provision for Supplemental Indentures for Certain Purposes...........................................25
Successor Company....................................................................................26

CONCERNING THE WARRANT AGENT.........................................................................26
Trust Indenture Legislation..........................................................................26
Rights and Duties of Warrant Agent...................................................................27
Evidence.............................................................................................27
Experts and Advisers.................................................................................28
Warrant Agent not Required to Give Security..........................................................28
Protection of Warrant Agent..........................................................................28
Replacement of Warrant Agent.........................................................................30


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
Conflict of Interest.................................................................................31
Acceptance of Trust..................................................................................31
Actions by Warrant Agent to Protect Interest.........................................................31
Documents, Moneys, etc. Held by Warrant Agent........................................................31
Warrant Agent Not to be Appointed Receiver...........................................................32
Warrant Agent to Exercise Special Warrants...........................................................32

FORM OF WARRANT CERTIFICATES.........................................................................32
Form of Warrant Certificates.........................................................................32
Transfer of Warrants.................................................................................36

ESCROW ARRANGEMENTS..................................................................................40
Net Proceeds and Investment Thereof..................................................................40
Disbursement of Escrowed Funds.......................................................................40
Additional Payments by Company.......................................................................40
Delivery to Third Party Escrow Agent.................................................................41

REGISTER OF WARRANTHOLDERS...........................................................................41
Register of Special Warrants.........................................................................41
Location of Warrant Register.........................................................................41
Validity of Registration.............................................................................41

GENERAL..............................................................................................41
Notice to the Company and the Warrant Agent..........................................................41
Time of the Essence..................................................................................42
Counterparts.........................................................................................42
Satisfaction and Discharge of Indenture..............................................................43
Provisions of Indenture and Warrant Certificates for the Sole Benefit of
Parties and Warrantholders...........................................................................43



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                                      -5-

                  THIS SPECIAL WARRANT INDENTURE dated as of the 26th day of March, 1997.


B E T W E E N:


                    INTERNATIONAL URANIUM CORPORATION
                    a corporation incorporated pursuant to the laws of Ontario,

                    (hereinafter called the "Company"),


                                                               OF THE FIRST PART


                                      -and-


                    MONTREAL TRUST COMPANY OF CANADA,
                    a trust company incorporated pursuant to the laws of Canada

                    (hereinafter called the "Warrant Agent"),


                                                              OF THE SECOND PART


                  WHEREAS the authorized share capital of the Company consists of an unlimited number of common shares of which 26,500,000 common shares are issued and outstanding;

                  AND WHEREAS the Company proposes to issue 40,000,000 special warrants (the "Special Warrants"), each Special Warrant entitling the holder thereof to receive one Common Share without further payment upon the terms and conditions herein set forth;

                  AND WHEREAS the Company deems it necessary to create and issue Special Warrants to be constituted and issued in the manner hereinafter appearing;

                  AND WHEREAS the Company under the laws relating thereto is duly authorized to create and issue the Special Warrants to be constituted and issued as herein provided;

                  AND WHEREAS the Special Warrants will be evidenced by Special Warrant certificates;


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                                      -6-


                  AND WHEREAS all things necessary have been or will be done and performed to make the Special Warrants and the Special Warrant certificates (when certified by the Warrant Agent and issued as provided in this Indenture) legal, valid and binding upon the Company with the benefit and subject to the terms of this Indenture;

                  AND WHEREAS the Warrant Agent is to hold the net proceeds of the issuance of the Special Warrants in escrow upon the terms and conditions of this Agreement;

                  AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Company and not by the Warrant Agent;

                  NOW THEREFORE THIS INDENTURE WITNESSETH that for good and valuable consideration mutually given and received, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed and declared as follows:


                                   ARTICLE ONE
                                 INTERPRETATION

1.01 DEFINITIONS. - In this Indenture, unless there is something in the subject-matter or context inconsistent therewith, the terms defined in this Section 1.01 or elsewhere herein shall, for the purpose of this Indenture and all supplemental indentures hereto, have the respective meanings specified in this Section 1.01 or elsewhere herein:

                  "Acquisition" means the acquisition by the Company of substantially all of the uranium producing assets and business of Energy Fuels pursuant to the Acquisition Agreement;

                  "Acquisition Agreement" means that certain asset purchase agreement made as of December 19, 1996 between the Company's subsidiary International Uranium Holdings Corporation and Energy Fuels;

                  "Agents" means Salman Partners Inc., CIBC Wood Gundy Securities Inc., Griffiths McBurney & Partners, Newcrest Capital Inc. and First Marathon Securities Limited;

                  "Agents' Commission" means the sum of $2,692,500, comprised of 6.0% of the gross proceeds of the issuance of the Special Warrants save and except for the gross proceeds attributable to purchases of 4,100,000 Special Warrants by purchasers introduced to the Agents by Mr. Adolf H. Lundin or members of his family;

                  "Amalgamated IUC" means the corporation to be formed upon the amalgamation of the Company and Thornbury pursuant to the Amalgamation Agreement;

                  "Amalgamation" means the proposed amalgamation of the Company and Thornbury under the Business Corporations Act (Ontario) pursuant to the Amalgamation Agreement;

                  "Amalgamation Agreement" means the amalgamation agreement to be entered into between the Company and Thornbury in connection with the Amalgamation;

                  "Applicable Legislation" means the provisions of any statute or regulation of Canada or a Province of Canada applicable to warrant indentures or to the rights, duties and obligations of trustees and of corporations under warrant indentures, to the extent that such provisions are at the time in force and applicable to this Indenture;

                  "Automatic Retraction Time" means 5:00 p.m. (Toronto time) on June 24, 1997;

                  "business day" means a day which is not a Saturday or Sunday or a civic or statutory holiday in any of the cities where Warrant Certificates may be surrendered to the Warrant Agent pursuant to the provisions hereof;

                  "Certified Resolution of the Company" means a copy of a resolution certified by a senior officer or Director of the Company, which may but need not be under its corporate seal, to have been duly passed by the Directors and to be in full force and effect on the date of such certification;

                  "Common Shares" means the common shares in the capital of the Company;

                  "Company" means International Uranium Corporation and its lawful successors from time to time;

                  "Company's auditors" means the firm of chartered accountants duly appointed as auditors of the Company for the time being;

                  "counsel" means a barrister or solicitor or firm of barristers or solicitors retained by the Warrant Agent or retained by the Company, who may be counsel to the Company, acceptable to the Warrant Agent;

                  "Deemed Exercise Time" means the time at which the Escrow Release Conditions are satisfied;

                  "Director" means a director of the Company from time to time, and, unless otherwise specified herein, reference to "action by the Directors" means action by the directors of the Company as a board or, whenever duly empowered, action by any committee of the board;

                  "dollars" and "$" mean monies which are legal tender in Canada unless otherwise noted;

                  "Energy Fuels" means collectively, Energy Fuels, Ltd., Energy Fuels Exploration Company and Energy Fuels Nuclear, Inc.;

                  "Escrow Certificate" means the certificate issued by the Company and the Agents to the Warrant Agent confirming that all of the Escrow Release Conditions have been satisfied, instructing the Warrant Agent to release, to the extent not previously delivered pursuant to the direction referred to in
                  Section 12.04, the Escrowed Funds to or to the direction of the Company, and having attached thereto (i) a copy of the letter from the Company and Thornbury delivering the articles of amalgamation, together with a covering letter, to counsel for the Agents and instructing counsel for the Agents to deliver such documents to the Director under the Business Corporations Act (Ontario) immediately upon receiving written confirmation from the Company that all conditions precedent to the Acquisition Closing have occurred and (ii) a copy of the receipt issued by counsel for the Agents for the documents referred to in item (i) above together with its acknowledgement and undertaking that it will deliver such documents in accordance with the instructions contained therein;

                  "Escrow Release Conditions" means, collectively (i) the completion of the Amalgamation, subject only to the filing of pre-approved articles of amalgamation in respect of the Amalgamation with the Director under the Business Corporations Act (Ontario); (ii) the closing of the Acquisition in escrow, subject only to payment; and (iii) the obtaining by the Company of a conditional listing of the common shares of Amalgamated IUC on The Toronto Stock Exchange;

                  "Escrowed Funds" means the net proceeds of the offering of the Special Warrants (after deducting the Agents' Commission);

                  "Exercise Date" with respect to any Special Warrant means the date on which such Special Warrant is duly surrendered for exercise or is deemed to be exercised in accordance with the provisions of Article Four;



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                                      -9-

                  "Expiry Time" means the earlier of: (i) the Deemed Exercise Time; and (ii) the Automatic Retraction Time;

                  "extraordinary resolution" has the meaning ascribed thereto in Subsection 8.12(1);

                  "person" means an individual, corporation, partnership, trust or any unincorporated organization;

                  "Shareholder" means a holder of record of one or more Common Shares;

                  "Special Warrants" means the special warrants of the Company described herein and issued as described under Article Two hereof;

                  "Subscription Funds" means the gross proceeds of the offering of the Special Warrants;

                  "this Warrant Indenture", "this Indenture", "herein", "hereby" and similar expressions mean or refer to this indenture and any indenture, deed or instrument supplemental hereto; and the expressions "Article", "Section" and "Subsection" followed by a number mean and refer to the specified article, section or subsection of this Indenture;

                  "Thornbury" means Thornbury Capital Corporation, a company created pursuant to the laws of Ontario;

                  "Transfer Agent" means the transfer agent for the time being of the Common Shares, which is the Company at the date hereof;

                  "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia;

                  "U.S. Person" means U.S. Person as that term is defined in Regulation S under the U.S. Securities Act;

                  "U.S. Securities Act" means the United States Securities Act of 1933, as amended;

                  "Warrant Agent" means Montreal Trust Company of Canada and its successors in the trusts hereby created;

                  "Warrant Certificates" means the certificates evidencing the Special Warrants issued and certified hereunder and for the time being outstanding;

                  "Warrantholders" or "holders" without reference to Common Shares means the persons for the time being who are registered holders of the Special Warrants;

                  "Warrantholders' Request" means an instrument signed in one or more counterparts by Warrantholders holding not less than twenty-five per cent (25%) of all Special Warrants then unexercised and outstanding, requesting the Warrant Agent to take some action or proceeding specified therein;

                  "Warrant Register" means the register of Warrantholders described in Article Thirteen hereof; and

                  "written order of the Company", "written request of the Company", "written consent of the Company" and "certificate of the Company" mean respectively a written order, request, consent and certificate signed in the name of the Company by any one officer or director of the Company.

                  Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing the masculine include the feminine and neutral genders.

1.02 INTERPRETATION NOT AFFECTED BY HEADINGS, ETC. - The division of this Indenture into Articles, Sections and Subsections, the provision of the table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.03 APPLICABLE LAW. - This Indenture, the Warrant Certificates and the Special Warrants represented by such Warrant Certificates shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable thereto and shall be treated in all respects as Ontario contracts. The parties irrevocably attorn to the Courts of such province.


                                   ARTICLE TWO
                            ISSUE OF SPECIAL WARRANTS

2.01 ISSUE OF SPECIAL WARRANTS. - The Special Warrants may be issued only upon and subject to the conditions and limitations hereinafter set forth. The Company is authorized to issue in the aggregate 40,000,000 Special Warrants, entitling the holders thereof to subscribe for and be issued an aggregate of 40,000,000 Common Shares (plus such additional indeterminate number of Common Shares as may be issued pursuant to the adjustments referred to in Article Four). Warrant Certificates shall be issued only in registered form in the form or substantially in the form provided in Article Eleven. Fractional Special Warrants will not be issued.

2.02 ISSUE PRICE. - The Special Warrants shall be issued for $1.25 per Special Warrant or such other price as may be established by action by the Directors from time to time (with notice of such action being given to the Warrant Agent).

2.03              ENTITLEMENT OF WARRANTHOLDER. - Subject to Sections 4.01,
4.02 and 4.04, each Special Warrant authorized to be issued hereunder shall entitle the holder thereof to subscribe for and be issued one Common Share without further consideration to the Company. Special Warrants may be exercisable by the holder, in whole only, at any time prior to the Expiry Time.

2.04 ADJUSTMENTS. - The number of Common Shares which may be issued pursuant to the exercise or deemed exercise of the Special Warrants shall be adjusted in the events and in the manner specified in Article Four.

2.05 ISSUE OF COMMON SHARES. - Upon the exercise of the rights conferred upon Warrantholders to exercise their Special Warrants for Common Shares and provided that the provisions of Sections 4.01, 4.02 and 4.04 are complied with, the Company shall issue that number of Common Shares from its unissued share capital as are issuable pursuant to such exercise of Special Warrants. At all times prior to such exercise, the Company shall have reserved and allotted for issuance that number of Common Shares issuable upon exercise of the Special Warrants.

2.06 WARRANTHOLDER NOT A SHAREHOLDER. - Except as otherwise provided herein, nothing in this Indenture nor in the holding of a Special Warrant, Warrant Certificate, or otherwise, shall be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder or as a holder of any other shares of the Company.

2.07 SPECIAL WARRANTS TO RANK PARI PASSU. - All Special Warrants shall rank pari passu, regardless of the actual date of issue of the same.

2.08 SIGNING OF WARRANT CERTIFICATES. - The Warrant Certificates shall be signed by any one Director or officer of the Company and may but need not be under the Company's seal or a facsimile thereof (which shall be deemed to be the Company's seal). The signature of such Director or officer may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signature shall be binding upon the Company as if they had been manually signed by such officer or Director. Notwithstanding that any such person whose manual or facsimile signature appears on any Warrant Certificate as such officer may no longer hold office at the date of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to Section 2.09 hereof, be valid and binding upon the Company and the holder thereof shall be entitled to the benefit of this Indenture. Warrant Certificates shall be dated as of the date of the original issue of the Special Warrants evidenced thereby.

2.09              CERTIFICATION BY THE WARRANT AGENT. -

(1) No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder to the benefit hereof until it has been countersigned and certified by manual signature by or on behalf of the Warrant Agent and such countersignature and certification by the Warrant Agent upon any Warrant Certificate shall be conclusive evidence as against the Company that the Warrant Certificate so countersigned and certified has been duly issued hereunder and that the holder is entitled to the benefit hereof.

(2) The countersignature and certification of the Warrant Agent on Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Indenture or of a Warrant Certificate (except the due certification thereof) and the Warrant Agent shall in no respect be liable or answerable for the use made of the Warrant Certificates or any of them or of the consideration therefor, except as otherwise specified herein.

2.10              ISSUE IN SUBSTITUTION FOR LOST WARRANT CERTIFICATES. -

(1) In case any Warrant Certificates issued and certified hereunder shall become mutilated, lost, destroyed or stolen, the Company, subject to applicable law, shall issue and thereupon the Warrant Agent shall certify and deliver a new certificate of like date and tenor as the one mutilated, lost, destroyed or stolen (i) in exchange for and in place of and upon cancellation of such mutilated certificate or (ii) in lieu of and in substitution for such lost, destroyed or stolen certificate and the substituted certificate shall be in a form approved by the Warrant Agent and shall be entitled to the benefit hereof and shall rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder.

(2) The applicant for the issue of a new certificate pursuant to Subsection 2.10(1) shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company and to the Warrant Agent such evidence of ownership and of the loss, destruction or theft, as the case may be, of the certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Warrant Agent, acting reasonably, in their discretion and such applicant may also be required to furnish indemnity or security in amount and form satisfactory to the Company and the Warrant Agent in their discretion to save each of them harmless, and shall pay the expenses, charges and any taxes applicable thereto of the Company and the Warrant Agent in connection therewith.

2.11              REPLACEMENT OF WARRANT CERTIFICATES. -

(1) Warrant Certificates issued and certified hereunder, representing Special Warrants to subscribe for and purchase any specified number of Common Shares may, upon compliance with the reasonable requirements of the Warrant Agent, be replaced by Warrant Certificate(s) representing in the aggregate a like number of Special Warrants.

(2) Warrant Certificates may be replaced at the stock transfer office of the Warrant Agent in the City of Toronto or any other place that is designated by the Company with the approval of the Warrant Agent. Any Warrant Certificate tendered for replacement shall be surrendered to the Warrant Agent and cancelled by the Warrant Agent, who will forward to the Company, a certificate evidencing such cancellation. The Company shall sign and the Warrant Agent shall countersign and certify all Warrant Certificates necessary to carry out replacements as aforesaid.

2.12 REPLACEMENT ADJUSTMENT. - Irrespective of any adjustments pursuant to Article Four hereof, all replacement Warrant Certificates shall continue to express the number of Special Warrant(s) evidenced thereby as if such Warrant Certificates were initially issued as of the date of original issue of the Special Warrants.

2.13 CHARGES FOR REPLACEMENT. - For each Warrant Certificate replaced, the Warrant Agent, except as otherwise herein provided, shall, if required by the Company, charge to the Warrantholder a reasonable sum for each new Warrant Certificate issued. Payment for any and all taxes or governmental or other charges required to be paid shall be made by the Warrantholder requesting such replacement, as a condition precedent to the issuance thereof.

2.14 OWNERSHIP OF SPECIAL WARRANTS. - The Company and the Warrant Agent shall deem and treat the registered holder of any Special Warrant as shown on the Warrant Register or his legal representative or his attorney duly appointed by an instrument in writing as the absolute holder and owner of such Special Warrant for all purposes, and the Company and the Warrant Agent shall not be affected by any notice or knowledge to the contrary. Except as otherwise provided herein, the registered holder of a Warrant Certificate shall be entitled to the rights evidenced by such Warrant Certificate free from all rights of set-off or counterclaim between the Company and the original or any intermediate holder thereof. All actions relating to any Warrantholder shall be valid and effectual to satisfy and discharge any liability hereunder and under any Warrant Certificates.

2.15 TRANSFER OF SPECIAL WARRANTS. - The Special Warrants may only be transferred upon compliance with the conditions herein on the Warrant Register by a holder, his legal representative or his attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent and upon compliance with such reasonable requirements as the Warrant Agent may prescribe and such transfer shall be duly noted on such Warrant Register by the Warrant Agent. Notwithstanding anything to the contrary herein contained, Special Warrants may only be transferred in accordance with applicable law. A transferee shall not be entitled to the rights and privileges attached to the Special Warrants unless the transfer is reflected in the Warrant Register. Neither the Company nor the Warrant Agent shall be bound to inquire into the title of any such registered holder.

2.16 U.S. LEGENDS. - The Warrant Agent understands and acknowledges that the Special Warrants and the Common Shares issuable upon exercise of the Special Warrants have not been and will not be registered under the U.S. Securities Act. Each Warrant Certificate originally issued to a U.S. Person, and each Warrant Certificate issued in exchange therefor or in substitution thereof, shall bear the following legend unless such legend is to be removed pursuant to the terms of this Indenture:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

Furthermore, all certificates representing Common Shares issued upon exercise of the Special Warrants and all certificates issued in exchange therefor or in substitution thereof or issued upon their exercise in accordance with Article Four hereof, which are legended as above shall also bear the following additional legend:

"DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED

DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA
AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT."

provided that, if the Special Warrants or the Common Shares issued upon exercise of the Special Warrants are being sold pursuant to Rule 904 of Regulation S under the U.S. Securities Act, the legend may be removed if the holder provides a declaration to the Warrant Agent or the Transfer Agent, as the case may be, to the following effect (or as the Company may prescribe from time to time):

"The undersigned (a) acknowledges that the sale of the securities of International Uranium Corporation (the "Company") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act") and (b) certifies that (1) the seller is not an affiliate of the Company (as defined in Rule 405 under the 1933 Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or
(B) the transaction was executed on or through the facilities of The Toronto Stock Exchange or any other designated offshore securities market, as defined in Regulation S, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term in defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S."

and provided further, that, if any such securities are being sold pursuant to Rule 144 under the U.S. Securities Act, the legend may be removed by delivery to the Warrant Agent or the Transfer Agent, as the case may be, of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

2.17              CERTAIN TRANSFERS. -

(i) If the Warrant Certificate tendered for transfer bears the legend set forth in Section 2.16 hereof, and such legend is not to be removed in accordance with Section 2.16 hereof: (a) the Warrant Agent shall not issue or register a Warrant Certificate pursuant to such transfer in the name of or for the benefit of any resident of Canada; or (b) in the event that the transferee is a U.S. Person or is in the United States, the Warrant Certificate issued to such transferee shall bear the legend set forth in Section 2.16, and the requirement of such Section relating to legending the Common Shares issuable upon exercise of the Special Warrants shall also apply.

(ii) If the Warrant Certificate tendered for transfer does not bear the legend set forth in Section 2.16, the Warrant Agent shall not register such transfer unless the transferor has certified on the Warrant Certificate that the transfer is being made, and the offer of the securities being transferred was made, to a person not in the United States. Notwithstanding the foregoing, the Warrant Agent shall not register the transfer if the Warrant Agent has reason to believe that the transferee is a person within the United States or is acquiring the Special Warrants evidenced thereby for the account or benefit of a person in the United States. Any Warrant Certificate issued to a transferee in a transfer contemplated by this Subsection 2.17(ii) shall not bear the legend set forth in Section 2.16.

2.18 RESIDENCY DETERMINATION - In determining who is a U.S. Person, a person in the United States, or a resident of Canada, the Warrant Agent may rely and shall be protected in relying upon the registered address of the holder or the address of the transferee as indicated on the form of transfer for the Special Warrants in question, as applicable, for all purposes.

2.19 ENTRY OF AGENT IN REGISTER - Notwithstanding the provisions of this Article Two and Article Thirteen, any of the Agents shall be entitled to be entered on the register as the holder of Special Warrants evidenced by a particular Warrant Certificate upon delivery by such Agent to the Warrant Agent of:

         (i)      the particular Warrant Certificate; and

         (ii) a certificate of that Agent to the effect that the purchaser of the Special Warrants evidenced by the particular Warrant Certificate has declined or refused to accept delivery of, and make payment for, the Special Warrants evidenced by the particular Warrant Certificate in accordance with the subscription or purchase agreement between such purchaser and the Company.

                                  ARTICLE THREE
                            NOTICE TO WARRANTHOLDERS

3.01 NOTICE. - Unless herein otherwise expressly provided, any notice to be given hereunder to the Warrantholders shall be deemed to be validly given if delivered personally or sent by registered letter postage prepaid addressed to such Warrantholders at their post office addresses appearing in the Warrant Register and shall be deemed to have been effectively given, received and made on the date of personal delivery or on the fourth business day after the time of mailing or upon actual receipt, whichever is sooner. Accidental error or omission in giving notice or accidental failure to mail notice to any Warrantholder or the inability of the Company to give or mail any notice due to any matter beyond the reasonable control of the Company shall not invalidate any action or proceeding taken in respect of matters pertaining to such notice provided that in the case of disruption in postal services any notices, if mailed, shall not be deemed to have been effectively given until it is personally delivered. Any notice with respect to any Special Warrants, if registered in the names of more than one holder, may be given to the holder first named in the Warrant Register and any notice so given shall be sufficient notice to all such registered holders having an interest in such Special Warrants.


                                  ARTICLE FOUR
                          EXERCISE OF SPECIAL WARRANTS

4.01 METHOD OF EXERCISE OF SPECIAL WARRANTS. - Holders of Special Warrants who wish to exercise their Special Warrants for Common Shares may do so prior to the Expiry Time by delivering to the Warrant Agent at its principal stock transfer office in Toronto, Ontario and at any other place or places that may be designated by the Company with the approval of the Warrant Agent, the Warrant Certificate with a duly completed and executed notice of exercise.

4.02              COMPLETION OF NOTICE OF EXERCISE FORM. -

(1) Certificates representing the Common Shares for which Special Warrants are exercised, shall be delivered or mailed as described in Section 4.03(2) to the Warrantholder, or as the Warrantholder may direct on the notice of exercise form, upon surrender of the corresponding Warrant Certificate(s) to the Warrant Agent. Certificates representing Common Shares issued pursuant to such exercise of Special Warrants shall be prepared in the name of the Warrantholder reflected in the Warrant Register. A Warrant Certificate with the duly completed and executed notice of exercise form shall be deemed to be surrendered only upon delivery thereof or, if sent by mail or other means of transmission, upon actual receipt thereof, in each case at the office of the Warrant Agent where surrendered or such other place(s) provided for by the Company and agreed to by the Warrant Agent.

(2) A notice of exercise form shall be signed by the Warrantholder and shall specify (i) that all of the Common Shares which such holder is entitled to acquire are subscribed for, (ii) the name of the holder, and (iii) the address of such person.

(3) In connection with the replacement of Warrant Certificates and the exercise of Special Warrants and in compliance with such other terms and conditions hereof as may be required, the Company shall provide for one or more agencies in the City of Toronto, Ontario and any other place or places which may be designated by the Company (with the approval of the Warrant Agent, acting reasonably) at which Warrant Certificates may be surrendered for exercise for Common Shares.

(4) The Warrant Agent shall record the particulars of the Special Warrants exercised for Common Shares which shall include the names and addresses of the persons who become holders of Common Shares upon such exercise and the Exercise Date. Within five business days of each Exercise Date, the Warrant Agent shall provide such particulars in writing to the Company and the Transfer Agent.

4.03              EFFECT OF EXERCISE OF SPECIAL WARRANTS. -

(1) Upon compliance by the holder of any Warrant Certificate with the provisions of Section 4.01 and Section 4.02, and subject to the provisions of Subsection 4.04(2), the number of Common Shares subscribed for and thereby issuable shall be deemed to have been issued and the person or persons to whom such Common Shares are to be issued shall be deemed to have become the holder or holders of record of such Common Shares on the Exercise Date unless the transfer books of the Company shall be closed on such date, in which case the Common Shares subscribed for and thereby issuable shall be deemed to have been issued, and such person or persons shall be deemed to have become the holder or holders of record of such Common Shares, on the date on which such transfer books were reopened. Upon the exercise of Special Warrants, that portion of the Escrowed Funds relating to such Special Warrants shall be released to the Company in accordance with Article Twelve hereof.

(2) The Company shall forthwith and in no event later than the third business day after the surrender of the Warrant Certificate (i) cause the Warrant Agent to mail to the person or persons in whose name or names the Common Shares so subscribed for and thereby issuable are to be issued, as specified in the notice of exercise completed on the Warrant Certificate, at the address specified in such notice of exercise or (ii) if so specified in such notice of exercise form, cause the Warrant Agent to deliver to such person or persons at the office of the Warrant

         Agent where such Warrant Certificate was surrendered, a share certificate or certificates for the appropriate number of Common Shares to which the Warrantholder is entitled to be issued pursuant to the Warrant Certificate surrendered, provided that the Warrant Agent shall not be required to deliver certificates representing Common Shares issuable upon the exercise hereof when the Common Share transfer books of the Company are properly closed prior to any meeting of shareholders or for the payment of dividends or for any other purpose. In the event of the exercise of any Special Warrants in accordance with the provisions hereof during any such period delivery of certificates may be postponed for not exceeding five (5) business days after the date of the re-opening of said Common Shares transfer books.

4.04              SUBSCRIPTION FOR LESS THAN ENTITLEMENT. -

(1) No holder may subscribe for and be issued less than the full number of Common Shares which are issuable pursuant to the Warrant Certificate.

(2) Notwithstanding any adjustment provided for in Section 4.08 hereof or otherwise, the Company shall not be required, upon the exercise of a Special Warrant, to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. If the number of Common Shares to which a Warrantholder would otherwise be entitled upon the exercise of a Special Warrant is not a whole number then the number of Common Shares to be issued will be rounded down to the next whole number and the holder shall receive no consideration for any fraction of a Common Share.

4.05 WARRANT CERTIFICATES FOR FRACTIONS OF COMMON SHARES. - To the extent that the holder of a Warrant Certificate is entitled to receive on the exercise a fraction of a Common Share, such right may only be exercised in respect of such fraction in combination with another Warrant Certificate which in the aggregate entitles the Warrantholder to receive a whole number of Common Shares.

4.06              EXPIRATION OF SPECIAL WARRANTS. -

(1) In the event a holder does not exercise the Special Warrants by the Expiry Time and all of the Escrow Release Conditions are satisfied as evidenced by the delivery of the Escrow Certificate from the Company and the Agents to the Warrant Agent (which delivery shall be on a forthwith basis and in any event not later than the first business day thereafter), the Special Warrants held by such holder shall be exercised by the Warrant Agent on behalf of such holder at the Deemed Exercise Time without any further action on the part of the holder or the Company.

(2) In the event that the Escrow Release Conditions are not satisfied by the Automatic Retraction Time, the Special Warrants held by a holder shall be retracted by the Warrant Agent on behalf of such holder without any further action on the part of the holder. At the time of such retraction, the Company shall purchase all of the Special Warrants registered in the holders' names at a price of $1.25 per Special Warrant plus such holder's pro rata share of the interest accrued on the Escrowed Funds, and the Warrant Agent shall pay to such holders from the Escrowed Funds an amount equal to $1.25 per Special Warrant so purchased together with the pro rata share of the interest accrued on the Escrowed Funds, calculated from the date hereof to and including the day immediately preceding the date of payment to such holders. Such payment shall be made by way of cheque payable in the City of Toronto, and upon delivery of such cheque the Special Warrants shall be void and of no value. The foregoing is subject to the obligations of the Company to pay to the Warrant Agent any additional amounts as may be necessary in accordance with Section 12.03 hereof.

(3) The Warrant Agent shall have no obligation to review and approve the documents attached to the Escrow Certificate, and shall be entitled to release the Escrowed Funds upon the receipt of the Escrow Certificate as provided for in this Indenture. Following the delivery of the Escrow Certificate to the Warrant Agent, the Warrant Agent shall send a notice to holders of Special Warrants in accordance with Section 3.01 advising of the exercise of Special Warrants and providing instructions on how such holders may obtain certificates representing Common Shares.

4.07 CANCELLATION OF SURRENDERED WARRANT CERTIFICATES. - All Warrant Certificates surrendered to the Warrant Agent shall be cancelled by the Warrant Agent who shall furnish the Company with a certificate identifying the Warrant Certificates so cancelled and the number of Common Shares subscribed for pursuant to each Warrant Certificate.

4.08              ADJUSTMENTS IN CERTAIN CIRCUMSTANCES. - Subject to Section
                  4.09:

         (a) if at any time prior to the Expiry Time, the Company shall (i) consolidate the outstanding Common Shares into a lesser number of Common Shares or (ii) subdivide the outstanding Common Shares into a greater number of Common Shares, as the case may be, the holder, if the Special Warrants have not been exercised prior to the effective date of such consolidation or subdivision, as the case may be, upon the exercise of such Special Warrant thereafter, shall be entitled to receive and shall accept, the number of Common Shares of the Company that the holder would have been entitled to receive on such consolidation or subdivision if, on the record date or the effective date thereof, as the case may be, it had been the registered holder of the number of Common Shares to which it is by its Warrant Certificate, prima facie, entitled. Such adjustment shall be made successively whenever any event referred to in this subsection (a) shall occur;

         (b) if at any time prior to the Expiry Time, there is a reclassification or redesignation of the Common Shares into other shares or a reorganization of the Company (other than as described in (a) hereof), or an amalgamation, merger or arrangement of the Company with or into any other body corporate or other entity (other than an amalgamation, merger or arrangement, which does not result in a reclassification of the outstanding Common Shares or a change of the Common Shares into other shares) or a sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety to any other body corporate or other entity, the holder, if the Special Warrants have not been exercised prior to the effective date of such reclassification, redesignation, change, reorganization, amalgamation, merger, arrangement, sale or conveyance, upon the exercise of such Special Warrant thereafter, shall be entitled to receive and shall accept the number of Common Shares or other securities or property of the Company or of the body corporate, or other entity, resulting from such amalgamation, merger or arrangement or to which such sale or conveyance may be made, as the case may be, that the holder would have been entitled to receive on such reclassification, redesignation, change, reorganization, amalgamation, merger, arrangement, sale or conveyance if, on the record date or the effective date thereof, as the case may be, it had been the registered holder of the number of Common Shares to which it is by its Warrant Certificate, prima facie, entitled;

                  In the case of the amalgamation, merger or arrangement with or sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety to another body corporate or other entity (the "Successor"), the Successor shall expressly assume, by written agreement executed and delivered to the holder, the due and punctual performance and observance of each and every covenant and condition of this Indenture and the Warrant Certificate to be performed and observed by the Company;

         (c) if at any time prior to the Expiry Time, the Company shall pay any stock dividend or stock dividends upon the Common Shares, the holder, if the Special Warrants have not been exercised prior to the record date for payment of such stock dividend or dividends, upon the exercise of such Special Warrants thereafter, shall be entitled to receive in addition to the number of Common Shares such additional number of securities of the appropriate class that the holder would have been entitled to receive if on the record date for payment of such stock dividend or dividends it had been the registered holder of the number of Common Shares to which it is by its Warrant Certificate, prima facie, entitled;

         (d) the adjustments provided for herein are cumulative. After any adjustment pursuant hereto, the term "Common Shares" where used in this Indenture shall be interpreted to mean Common Shares of any class or classes which, as a result of all prior adjustments pursuant hereto, the holder is entitled to receive upon the exercise of its Special Warrants;

         (e) in the event of any question arising with respect to adjustments provided for herein, such question shall be conclusively determined by the Company's auditors or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the board of directors of the Company, who shall have access to all necessary records of the Company, the holder and all other persons in interest, and such determination shall be binding upon the Company, the Warrant Agent and the holder;

         (f) notwithstanding anything in this Indenture to the contrary, no adjustment shall be made in the number of Common Shares to be acquired upon the exercise of the Special Warrants unless it would result in a change of at least one one-hundredth of a Common Share (but in each such case any adjustment that would otherwise have been required then to be made shall be carried forward and taken into account in any subsequent adjustment). In case the Common Shares shall be subdivided into a greater number or consolidated into a lesser number, the minimum adjustment aforesaid shall thereupon be itself adjusted to such amount which bears the same relation to the minimum adjustment established immediately prior to such event as the total number of Common Shares outstanding immediately prior thereto bears to the total number of Common Shares outstanding immediately thereafter. Any such minimum adjustment so established shall continue in effect until the same shall again be changed as herein provided;

         (g) as a condition precedent to the taking of any action which would require any adjustment pursuant hereto, the Company shall take any corporate action which may, in the opinion of counsel of the Company, be necessary in order that the Company has unissued and allotted in its authorized capital and may validly and legally issue as fully paid and non-assessable all the securities which the holder is entitled to receive on the full exercise of its Special Warrants in accordance with the provisions hereof; and

         (h) the Company shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided herein, deliver a certificate of the Company to the Company's auditors or, if they are unable or unwilling to act, to such other firm of independent chartered accountants as may be selected by the board of directors of the Company, specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment specified therein shall be verified by an opinion of the Company's auditors, or the chartered accountants selected by the board, as the case may be, and, when so verified, shall be conclusive and binding on all parties in interest. When so verified, the Company shall forthwith give notice to the holders in the manner provided herein specifying the events requiring such adjustment or readjustment and the result thereof.

4.09 POSTPONEMENT. - Any additional shares, rights, options or warrants issuable or cash amounts payable to a Warrantholder pursuant to Section
4.08 shall be held in trust by the Warrant Agent pending the exercise of the Special Warrants for Common Shares and shall not be released to the Warrantholder until such exercise occurs.

4.10              NOTICE OF ADJUSTMENT. -

(1) At least ten (10) days prior to the effective date or record date, as the case may be, of any event which requires or might require an adjustment in any of the subscription rights to any of the Warrant Certificates and the number of Common Shares which are issuable upon the exchange thereof, the Company shall:

         (a) file with the Warrant Agent a certificate of the Company specifying the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment; and

         (b) give notice to the Warrantholders in the manner provided for in Article Three of the particulars of such event and, if determinable, the required adjustment.

(2) In case any adjustment for which a notice pursuant to Subsection 4.10(1) has been given is not then determinable, the Company shall promptly after such adjustment is determinable;

         (a)      file with the Warrant Agent a computation of such adjustment;
                  and

         (b) give notice to the Warrantholders in the manner provided for in Article Three of the adjustment.

(3) Where a notice in Subsection 4.10(1) has been given, the Warrant Agent shall be entitled to rely absolutely on any adjustment calculations of the Company or the Company's auditors.


                                  ARTICLE FIVE
                            PURCHASES BY THE COMPANY

5.01 OPTIONAL PURCHASES BY THE COMPANY. - The Company may from time to time purchase Special Warrants on any stock exchange, in the open market, by private agreement or otherwise. Any such purchase may be made in such manner, from such persons, at such prices and on such terms as the Company in its sole discretion may negotiate.

5.02 SURRENDER OF WARRANT CERTIFICATES. - Warrant Certificates representing Special Warrants purchased pursuant to Section 5.01 shall be surrendered to the Warrant Agent for cancellation.


                                   ARTICLE SIX
                            COVENANTS OF THE COMPANY

6.01 GENERAL COVENANTS OF THE COMPANY. - The Company covenants and/or represents and warrants with the Warrant Agent that so long as any Warrant Certificates remain outstanding, until the Expiry Time:

(1) It will allot and keep available a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Common Shares in exchange for the Special Warrants.

(2) All Common Shares which shall be issued upon exercise of the Special Warrants shall be issued as fully paid and non-assessable shares of the Company.

(3) It will allot and cause the certificates representing the Common Shares from time to time issued on exercise of the Special Warrants to be duly issued and delivered in accordance with the Warrant Certificates and the terms hereof.

(4) It will give to the Warrantholders, in the manner provided in Article Three, and to the Warrant Agent, notice of its intention to fix a record date, or effective date, as the case may be, for any event referred to in Article Four which may give rise to an adjustment of the number of Common Shares issuable upon exercise of

         Special Warrants and, in each case, such notice shall specify the particulars of such event and the record date, or the effective date, for such event; provided that the Company shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given in each case not less than twenty-one (21) days prior to the applicable record date or effective date, as the case may be.

(5) It will not close its transfer books nor take any other action which might deprive a Warrantholder of the opportunity of exercising the Warrantholder's right to subscribe for and be issued Common Shares upon exercise of the Special Warrants held by such person during the period of ten days after the giving of a notice required by this Section 6.01 or unduly restrict such opportunity.

(6) Generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Indenture.

(7)      It will carry on business in the ordinary course until the Expiry Time.

(8) It will use all reasonable efforts to diligently complete the Acquisition and the Amalgamation and satisfy all of the Escrow Release Conditions by June 24, 1997.

(9) It is duly authorized to create and issue the Special Warrants to be issued hereunder and the Special Warrants, when issued as herein provided, will be valid and enforceable against the Company in accordance with their terms and subject to the provisions of this Indenture.

(10) It shall not, prior to the earlier of the date on which all Special Warrants have been exercised and the Expiry Time, amend or approve an amendment of the articles of the Company in any manner which would adversely affect the rights of the Warrantholders or any other instrument relating to the issue of the Special Warrants without the consent of the holders of a simple majority of the Special Warrants outstanding.

(11) It will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all other acts, deeds and assurances in law as may be reasonably required to give full effect to this Indenture.

(12) It shall, prior to the setting of a record date for any Shareholders' meeting, give at least ten business days' notice to the Warrantholders pursuant to Article Three and permit Warrantholders to attend any such meeting as observers.

6.02 WARRANT AGENT'S REMUNERATION AND EXPENSES. - The Company covenants that it will pay to the Warrant Agent from time to time reasonable remuneration for its services hereunder; and the Company will pay or reimburse the Warrant Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Warrant Agent in the administration or execution of its duties hereunder (including the reasonable compensation and the disbursements of its counsel and all other advisors and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Warrant Agent hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Warrant Agent's own negligent action, negligent failure to act, willful misconduct or bad faith. Any amount due under this section and unpaid 30 days after request for such payment shall bear interest at the current rate per annum charged by the Warrant Agent from the expiration of such 30 days.

6.03 PERFORMANCE OF COVENANTS BY WARRANT AGENT. - If the Company shall fail to perform any of its covenants contained in this Indenture, the Warrant Agent may notify the Warrantholders of such failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Warrantholders. All sums so expended or advanced by the Warrant Agent shall be repayable upon request of the Warrant Agent by the Company as provided in
Section 6.02. No such performance or advance by the Warrant Agent shall be deemed to relieve the Company of any default hereunder.


                                  ARTICLE SEVEN
                                   ENFORCEMENT

7.01 SUITS BY WARRANTHOLDERS, ETC. - All or any of the rights conferred upon the holder of any Warrant Certificate by the terms of such Warrant Certificate or of this Indenture may be enforced by the holder of such Warrant Certificate by appropriate legal proceedings but without prejudice to the right which is hereby conferred upon the Warrant Agent to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Warrantholder.

7.02 IMMUNITY OF SHAREHOLDERS, ETC. - By the acceptance of the Warrant Certificate and as part of the consideration for the issue of the Special Warrants, the Warrantholders and the Warrant Agent hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, Shareholder, Director, officer, employee or agent of the Company for the issue of Common Shares pursuant to any Special Warrant.

7.03 LIMITATION OF LIABILITY. - The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future Directors or Shareholders of the Company or any successor corporation or any of the past, present or future officers, employees or agents of the Company or any successor corporation, but only the property of the Company or any successor corporation shall be bound in respect hereof.


                                  ARTICLE EIGHT
                           MEETINGS OF WARRANTHOLDERS

8.01 RIGHT TO CONVENE MEETINGS. - The Warrant Agent may at any time and from time to time and shall on receipt of a written request of the Company or of a Warrantholders' Request and upon being indemnified to its reasonable satisfaction by the Company or, as the case may be, by the Warrantholders signing such Warrantholders' Request against the costs, charges, expenses and liabilities which may be incurred by the Warrant Agent in connection with the calling and holding of such meeting, convene a meeting of the Warrantholders. In the event of the Warrant Agent failing within ten (10) days after receipt of such written request by the Company or Warrantholders' Request and indemnity given as aforesaid to give notice to convene a meeting, the Company or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held at such place as may reasonably be approved or determined by the Warrant Agent.

8.02 NOTICE. - At least fifteen (15) days' notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided in Article Three and a copy thereof shall be sent by post to the Warrant Agent unless the meeting has been called by it and to the Company unless the meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat. It shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article Eight. The notice convening any such meeting may be signed by an appropriate officer of the Warrant Agent or of the Company or the person or persons designated by such Warrantholders, as the case may be.

8.03 CHAIRMAN. - An individual (who need not be a Warrantholder) nominated in writing by the Warrant Agent shall be chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within fifteen (15) minutes from the time fixed for the holding of the meeting, or if such person is unable or unwilling to act as chairman, the Warrantholders present in person or by proxy shall choose some individual to be chairman.

8.04 QUORUM. - Subject to the provisions of Section 8.12, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or by proxy and holding at least ten per cent (10%) of all the Special Warrants outstanding as of the date of the meeting, provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Warrantholders shall not be present within thirty (30) minutes from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next following week (unless such day is a non-business day in which case it shall be adjourned to the next following business day thereafter) at the same time and place. At the reconvened meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally called notwithstanding that they may not hold at least ten per cent (10%) of all the then outstanding Special Warrants.

8.05 POWER TO ADJOURN. - Subject to the provisions of Section 8.04, the chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

8.06 SHOW OF HANDS. - Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on extraordinary resolutions shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact. Any Warrantholder present in person or by proxy can demand a poll at any meeting in accordance with the provisions of Section 8.07.

8.07 POLL. - On every extraordinary resolution, or on any other question submitted to a meeting and after a vote by show of hands in respect of such question, if requested by the chairman or by one of or more of the Warrantholders acting in person or by proxy and holding at least five per cent (5%) of all the Special Warrants then outstanding, a poll shall be taken in such manner as the chairman shall direct. Questions other than extraordinary resolutions shall be decided by a majority of the votes cast on the poll.

8.08 VOTING. - On a show of hands every person who is present and entitled to vote, whether as a Warrantholder or as a proxy for one or more absent Warrantholders or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Special Warrant then held by him. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled both on a show of hands and on a poll, to vote in respect of the Special Warrants, if any, held or represented by him.

8.09 REGULATIONS. - The Warrant Agent or the Company with the approval of the Warrant Agent may from time to time make regulations and from time to time vary such regulations as it shall from time to time think fit:

         (a) for the deposit of instruments appointing proxies at such place and time as the Warrant Agent, the Company or the Warrantholder calling the meeting, as the case may be, may direct in the notice calling the meeting;

         (b) for the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled, telecopied or telegraphed before the meeting to the Company or to the Warrant Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

         (c)      for the form of the instrument of proxy; and

         (d) generally, for the calling of meetings of Warrantholders and for the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Warrant Certificates, or as entitled to vote or, subject to Section 8.10, be present at the meeting in respect thereof, shall be the registered holders of the Special Warrants, and their legal advisers may attend such meeting, but shall have no vote as such.

8.10 COMPANY AND WARRANT AGENT MAY BE REPRESENTED. - The Company and the Warrant Agent, by their respective officers or directors, and the legal advisers of the Company and the Warrant Agent may attend any meeting of the Warrantholders, but shall have no vote as such.

8.11 POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION. - In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall have the following powers exercisable from time to time by extraordinary resolution:

         (a) power to consent and agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders or the Warrant Agent (in its capacity as trustee hereunder or on behalf of the Warrantholders) with the Company, whether such rights arise under this Indenture or the Warrant Certificates or otherwise;

         (b) power to direct or authorize the Warrant Agent (i) to enforce any of the covenants of the Company contained in this Indenture or the Warrant Certificates, (ii) to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or (iii) to refrain from enforcing any such covenant or right;

         (c) power to waive and direct the Warrant Agent to waive any default on the part of the Company in complying with any provision of this Indenture or the Warrant Certificates, either unconditionally or upon any conditions specified in such extraordinary resolution;

         (d) power to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Company (i) for the enforcement of any of the covenants of the Company contained in this Indenture or the Warrant Certificates or (ii) to enforce any of the rights of the Warrantholders;

         (e) power to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

         (f) power to appoint any persons (whether Warrantholders or not) as a committee to represent the interests of Warrantholders and to confer upon such committee any powers or discretions which the Warrantholders could themselves exercise by extraordinary resolution or otherwise; and

         (g) power to remove the Warrant Agent and to appoint a new trustee in accordance with Section 10.07.

8.12              EXTRAORDINARY RESOLUTION. -

(1) The expression "extraordinary resolution" when used in this Indenture means, subject as hereinafter in this Section 8.12 and in Sections 8.15 and 8.16 provided, a resolution proposed at a meeting of Warrantholders duly called for that purpose and held in accordance with the provisions of this Article Eight at which there are present in person or by proxy Warrantholders holding at least fifty-one per cent (51%) of all the Special Warrants outstanding as of the date of the meeting and passed by the affirmative votes of Warrantholders holding not less than sixty-six and two-thirds per cent (66-2/3%) of all the Special Warrants outstanding as of the date of the meeting represented at the meeting and voted in the poll upon such resolution.

(2) If, at any such meeting called for the purpose of passing an extraordinary resolution, Warrantholders holding fifty-one per cent (51%) of all the then outstanding Special Warrants are not present in person or by proxy within thirty (30) minutes from the time fixed for holding the meeting, then the meeting, if called by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than fifteen (15) or more than sixty (60) days later, and to such place and time as may be determined by the chairman. Not less than ten days' notice shall be given of the time and place of such adjourned meeting in the manner provided in Article Three. Such notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum notwithstanding the provisions of Subsection 8.12(1) and may transact the business for which the meeting was originally called and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Subsection 8.12(1) shall be an extraordinary resolution within the meaning of this Indenture, notwithstanding that Warrantholders holding fifty-one per cent (51%) of all the then outstanding Special Warrants are not present in person or by proxy at such adjourned meeting.

(3) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

8.13 POWERS CUMULATIVE. - It is hereby declared and agreed that any one or more of the powers in this Indenture, stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise, may be exercised from time to time and the exercise of any one or more of such powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such power or powers then or thereafter from time to time.

8.14 MINUTES. - Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be from time to time provided for that purpose by the Warrant Agent at the expense of the Company, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly called and held, and all resolutions passed thereat or proceedings taken, to have been passed and taken.

8.15 INSTRUMENTS IN WRITING. - All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article Eight may also be taken and exercised by Warrantholders holding sixty-six and two thirds per cent (66-2/3%) of all the then outstanding Special Warrants, by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

8.16 BINDING EFFECT OF RESOLUTIONS. - Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article Eight at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present or absent at such meeting, and every instrument in writing signed by Warrantholders in accordance with the provisions of Section
8.15 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Warrant Agent (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution, extraordinary resolution and instrument in writing.

8.17 HOLDINGS BY COMPANY AND WARRANT AGENT DISREGARDED. - In determining whether Warrantholders are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, resolution, extraordinary resolution, Warrantholders' Request, waiver, or other action under this Indenture, Warrant Certificates owned by the Company and any subsidiary of the Company shall be deemed not to be outstanding and shall be disregarded. The Company shall from time to time and forthwith upon the Warrant Agent's written request file with the Warrant Agent a certificate of the Company setting forth as at the date of such certificate the number of Special Warrants owned by the Company and any subsidiary of the Company.


                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

9.01 PROVISION FOR SUPPLEMENTAL INDENTURES FOR CERTAIN PURPOSES. - From time to time the Company (when authorized by action by the Directors) and the Warrant Agent may, subject to the provisions of this Indenture and they shall, when so directed by the provisions of this Indenture, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

         (a)      setting forth adjustments pursuant to the provisions of
                  Section 4.08 and in the pro rata apportionments subject however to the rights of Warrantholders not being impaired or prejudiced thereby otherwise than as provided herein;

         (b) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel, are necessary or advisable in the premises, provided that the same are not, in the opinion of the Warrant Agent, prejudicial to the interests of the Warrantholders;

         (c) giving effect to any extraordinary resolution passed as provided in Article Eight;

         (d) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Special Warrants on any stock exchange, provided that such provisions are not, in the opinion of the Warrant Agent, prejudicial to the interests of the Warrantholders;

         (e) adding to or altering the provisions hereof in respect of the registration and transfer of Special Warrants, making provision for the exchange of Warrant Certificates, or making any modification in the form of the Warrant Certificates which does not affect the substance thereof;

         (f) modifying any of the provisions of this Indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such modification or relief shall be or become operative or effective in such manner as to impair any of the rights of the Warrantholders or of the Warrant Agent and provided further that the Warrant Agent may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Warrant Agent when the same shall become operative; and

         (g) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein, provided that, in the opinion of the Warrant Agent, the rights of the Warrant Agent and of the Warrantholders are in no way prejudiced thereby.

9.02 SUCCESSOR COMPANY. - In the case of a consolidation, amalgamation, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation (the "Successor Company"), the Successor Company resulting from such consolidation, amalgamation, merger or transfer (if not the Company) shall expressly assume, by supplemental indenture satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Company, as the case may be.


                                   ARTICLE TEN
                          CONCERNING THE WARRANT AGENT

10.01    TRUST INDENTURE LEGISLATION. -

(1) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(2) The Company and the Warrant Agent agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

10.02    RIGHTS AND DUTIES OF WARRANT AGENT. -

(1) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Warrant Agent shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Warrant Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith.

(2) Subject to Subsection 10.02(1), the Warrant Agent shall not be bound to do or take any act or action for the enforcement of any of the obligations of the Company under this Indenture unless and until it will have received a Warrantholder's Request defining the action which the Warrant Agent is required to take and then the obligation of the Warrant Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice by the Warrant Agent, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Warrant Agent to protect and hold harmless the Warrant Agent against the costs, charges, expenses and liabilities to be incurred thereby and any loss or damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(3) The Warrant Agent may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting, to deposit with the Warrant Agent the Warrant Certificates held by them, for which Warrant Certificates the Warrant Agent shall issue receipts.

(4) Every provision of this Indenture that by its terms relieves the Warrant Agent of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation and of this Section 10.02.

10.03    EVIDENCE. -

(1) Whenever it is provided in this Indenture that the Company shall deposit with the Warrant Agent resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the truth, accuracy and good faith on the effective date thereof of the facts and opinions stated in all documents so deposited shall, in each and every such case, be conditions precedent to the right of the Company to have the Warrant Agent take the action to be based thereon. The Warrant Agent may rely and shall be protected in acting upon any such documents deposited with it in purported compliance with any such provision or for any other purpose hereof, but may, in its discretion, require further evidence before acting or relying thereon.

(2) The Warrant Agent may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, telecopy, telegram, cablegram or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(3) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company shall furnish to the Warrant Agent such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Warrant Agent may reasonably require by written notice to the Company.

(4) Whenever Applicable Legislation requires that evidence referred to in Subsection 10.03(3) be in the form of a statutory declaration, the Warrant Agent may accept such statutory declaration in lieu of a certificate of the Company required by any provisions hereof. Any such statutory declaration may be made by one or more of the President, the Vice-President, the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer of the Company.

(5) Proof of execution of an instrument in writing by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Warrant Agent may consider adequate.

10.04    EXPERTS AND ADVISERS. -

(1) The Warrant Agent may employ or retain, at the expense of the Company, such counsel, accountants, or other experts or advisers as it may reasonably require, such discretion being exercised reasonably, for the purpose of discharging its duties hereunder and shall not be responsible for any misconduct on the part of any of them.

(2) The Warrant Agent may act and shall be protected in acting in good faith on the opinion or advice of or information obtained from any counsel, accountant or other expert or adviser, whether retained or employed by the Company, or by the Warrant Agent, in relation to any matter arising in relation to this Indenture.

10.05 WARRANT AGENT NOT REQUIRED TO GIVE SECURITY. - The Warrant Agent shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

10.06 PROTECTION OF WARRANT AGENT. - By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

         (a) the Warrant Agent shall not be liable for or by reason of any statement of fact or recital in this Indenture or in the Warrant Certificates (except the representation contained in Section 10.08 and in the certificate of the Warrant Agent on the Warrant Certificates) or required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Company;

         (b) the Warrant Agent shall not be bound to give notice to any person or persons of the execution hereof;

         (c) the Warrant Agent shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Company of any of the representations, warranties or covenants herein contained or of any acts of Directors, officers, employees, agents or servants of the Company;

         (d) nothing herein contained shall impose any obligation on the Warrant Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

         (e) the Warrant Agent will at all times be indemnified and saved harmless by the Company from and against all claims, demands, losses, actions, causes of action, costs, charges, expenses, damages and liabilities whatsoever arising in connection with this Warrant Indenture, including, without limitation, those arising out of or related to actions taken or omitted to be taken by the Warrant Agent contemplated hereby, legal fees and disbursements on a solicitor and client basis and costs and expenses incurred in connection with the enforcement of this indemnity, which the Warrant Agent may suffer or incur, whether at law or in equity, in any way caused by or arising, directly or indirectly, in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to the execution of its duties as Warrant Agent. The foregoing provisions of this Section 10.06 do not apply to the extent that in any circumstances there has been a failure by the Warrant Agent or its employees or agents to act honestly and in good faith or to discharge the Warrant Agent's obligations under Section 10.01. This indemnity and any limitations thereto as set forth herein, will survive the termination or discharge of this Warrant Indenture and the resignation of the Warrant Agent;

         (f) the Warrant Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof; nor shall the Warrant Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Warrant Agent, and in the absence of any such notice the Warrant Agent may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein. Any such notice shall in no way limit any discretion herein given to the Warrant Agent to determine whether or not the Warrant Agent shall take action with respect to any default;

         (g) the Warrant Agent shall incur no liability with respect to the delivery or non-delivery of any certificates whether delivered by hand, mail or any other means; and

         (h) the Warrant Agent shall have no obligation to ensure compliance with any laws applicable to the issue, transfer or exercise of any Special Warrants or Common Shares.

10.07    REPLACEMENT OF WARRANT AGENT; SUCCESSOR BY AMALGAMATION. -

(1) The Warrant Agent may resign its trust and be discharged from all further duties and liabilities hereunder, subject to this Subsection 10.07(1), by giving to the Company not less than sixty (60) days' prior notice in writing or such shorter prior notice as the Company may accept as sufficient. The Warrantholders, by extraordinary resolution, shall have power at any time to remove the Warrant Agent and to appoint a new trustee. In the event of the Warrant Agent resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new trustee unless such extraordinary resolution has appointed a new trustee; failing such appointment by the Company, the retiring Warrant Agent or any Warrantholder may apply to a justice of the Ontario Court of Justice (General Division), on such notice as such justice may direct for the appointment of a new trustee; but any new trustee so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new trustee appointed under any provision of this Subsection 10.07(1) shall be a corporation authorized to carry on the business of a trust company in the Province of Ontario and British Columbia and, if required by the Applicable Legislation of any other province in Canada, in such other provinces. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as trustee without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new trustee, provided that, following any resignation or removal of the Warrant Agent and appointment of a successor trustee, the successor trustee shall have executed an appropriate instrument accepting such appointment and, at the request of the Company, the predecessor Warrant Agent shall execute and deliver to the successor trustee an appropriate instrument transferring to such successor trustee all rights and powers of the Warrant Agent hereunder so ceasing to act.

(2) Upon the appointment of a successor trustee, the Company shall promptly notify the Warrantholders thereof in the manner provided for in Article Three hereof.

(3) Any corporation into or with which the Warrant Agent may be merged or consolidated or amalgamated, or any corporation resulting therefrom to which the Warrant Agent shall be a party, or any corporation succeeding to the trust business of the Warrant Agent shall be the successor to the Warrant Agent hereunder without any further act on its part or any of the parties hereto, provided that, such corporation would be eligible for appointment as a successor trustee under Subsection 10.07(1) above.

10.08    CONFLICT OF INTEREST. -

(1) The Warrant Agent represents to the Company that at the time of execution and delivery hereof no material conflict of interest exists in the Warrant Agent's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within ninety (90) days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its trust hereunder to a successor trustee approved by the Company and meeting the requirements set forth in Subsection 10.07(1).

(2) Subject to Subsection 10.08(1), the Warrant Agent or a successor trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any subsidiary of the Company without being liable to account for any profit made thereby.

10.09 ACCEPTANCE OF TRUST. - The Warrant Agent hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions hereinbefore set forth unless and until discharged therefrom.

10.10 ACTIONS BY WARRANT AGENT TO PROTECT INTEREST. - The Warrant Agent shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interest and the interests of the Warrantholders.

10.11 DOCUMENTS, MONEYS, ETC. HELD BY WARRANT AGENT. - Any securities, documents of title or other instruments that may at any time be held by the Warrant Agent subject to the trusts hereof may be placed in the deposit vaults of the Warrant Agent or of any bank being listed in Schedule I of the Bank Act (S.C. 1991, c. 46, as amended) or deposited for safekeeping with any such bank. Unless herein otherwise expressly provided, any moneys so held pending the application or withdrawal thereof under any provisions of this Indenture, may be deposited in the name of the Warrant Agent in any such bank at the rate of interest (if any) then current on similar deposits or, with the consent of the Company, may be deposited in the deposit department of the Warrant Agent or any other loan or trust company or chartered bank authorized to accept deposits under the laws of Canada or a province thereof. All interest or other income received by the Warrant Agent in respect of such deposits and investments shall, subject to the provisions of Article Twelve hereof, belong to the Company.

10.12 WARRANT AGENT NOT TO BE APPOINTED RECEIVER. - The Warrant Agent and any person related to the Warrant Agent shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Company.

10.13 WARRANT AGENT TO EXERCISE SPECIAL WARRANTS. - The Warrant Agent shall automatically exercise the Special Warrants on behalf of the holders thereof at the Deemed Exercise Time upon the terms and conditions specified in Subsection 4.06(1).


                                 ARTICLE ELEVEN
                          FORM OF WARRANT CERTIFICATES

11.01 FORM OF WARRANT CERTIFICATES. - The following is the form of the Warrant Certificate referred to in Article Two:

[FOR SPECIAL WARRANTS ISSUED IN THE UNITED STATES OR TO U.S. PERSONS ONLY, INCLUDE THE FOLLOWING:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."]

[FOR SPECIAL WARRANTS ISSUED TO NON-U.S. PERSONS, INCLUDE THE FOLLOWING

THESE SECURITIES AND SECURITIES WHICH MAY BE ACQUIRED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "U.S. SECURITIES ACT") AND MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT.]

THE SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE UNLESS EXERCISED (IF PERMITTED TO BE EXERCISED IN ACCORDANCE WITH THE TERMS HEREOF) ON THE EARLIER OF (THE "EXPIRY TIME") (I) THE TIME AT WHICH (THE "DEEMED EXERCISE TIME") THE COMPANY COMPLETES THE AMALGAMATION WITH THORNBURY CAPITAL CORPORATION, SUBJECT ONLY TO THE FILING OF PRE-APPROVED ARTICLES OF AMALGAMATION WITH THE DIRECTOR UNDER THE BUSINESS CORPORATIONS ACT (ONTARIO), THE COMPANY CLOSES THE ACQUISITION IN ESCROW, SUBJECT ONLY TO PAYMENT, OF SUBSTANTIALLY ALL OF THE URANIUM PRODUCING ASSETS AND BUSINESS OF ENERGY FUELS, LTD., ENERGY FUELS EXPLORATION COMPANY AND ENERGY FUELS NUCLEAR, INC. AND THE

COMPANY OBTAINS A CONDITIONAL LISTING OF THE COMMON SHARES OF THE AMALGAMATED COMPANY ON THE TORONTO STOCK EXCHANGE (COLLECTIVELY, THE "ESCROW RELEASE CONDITIONS") AND (II) JUNE 24, 1997 (THE "AUTOMATIC RETRACTION TIME"). IN THE EVENT THAT A HOLDER HAS NOT EXERCISED THE SPECIAL WARRANTS BY THE EXPIRY TIME AND ALL OF THE ESCROW RELEASE CONDITIONS HAVE BEEN SATISFIED, THE SPECIAL WARRANTS HELD BY SUCH HOLDER SHALL BE EXERCISED BY MONTREAL TRUST COMPANY OF CANADA ON BEHALF OF SUCH HOLDER AT THE DEEMED EXERCISE TIME WITHOUT ANY FURTHER ACTION ON THE PART OF THE HOLDER OR THE COMPANY. ANY SPECIAL WARRANTS NOT EXERCISED PRIOR TO THE DEEMED EXERCISE TIME SHALL BE DEEMED TO HAVE BEEN AUTOMATICALLY EXERCISED BY MONTREAL TRUST COMPANY OF CANADA ON BEHALF OF HOLDERS OF SPECIAL WARRANTS, PROVIDED THAT ALL OF THE ESCROW RELEASE CONDITIONS HAVE BEEN SATISFIED.

                        INTERNATIONAL URANIUM CORPORATION

                    (INCORPORATED UNDER THE LAWS OF ONTARIO)


                                SPECIAL WARRANTS


CERTIFICATE                                            NUMBER OF
NUMBER___________                                      SPECIAL WARRANTS________


                    Special Warrants to Acquire Common Shares

         THIS CERTIFIES THAT, for value received,______________________________ (the "Holder") is the registered holder of_______________________ Special Warrants and is entitled, upon the terms and conditions set out herein, to acquire for no additional consideration, one (1) common share (a "Common Share") in the capital of International Uranium Corporation (the "Company") for each such Special Warrant held, subject to adjustment.

Special Warrants shall be exercisable for Common Shares by the Holder at any time prior to the Expiry Time by surrendering this certificate to Montreal Trust Company of Canada (the "Warrant Agent") at 151 Front Street West, Stock and Bond Transfer Department, 8th Floor, Toronto, Ontario, M5J 2N1, Attention:
Reorganization Department, together with a duly completed and executed notice of exercise in the form attached hereto (the "Notice of Exercise"). At any time prior to the Expiry Time the Special Warrants represented by this certificate shall be exercisable by the Holder, in whole only, and the Company shall cause the Warrant Agent, upon receipt by the Warrant Agent of an executed Notice of Exercise to issue certificates representing the Common Shares issuable upon the exercise of the Special Warrants represented hereby to be mailed to the Holder as recorded on the register maintained by the

Warrant Agent and the Special Warrants represented by this certificate shall, upon such delivery, be void and of no value or effect. The Holder shall be deemed to have become the holder of record of such Common Shares immediately prior to the close of business on the date of receipt by the Warrant Agent of the Notice of Exercise.

All Special Warrants and Common Shares acquired upon the exercise of the Special Warrants are subject to restrictions on resale until:

         (a)      the appropriate "hold period" has expired;

         (b) a further statutory exemption may be relied upon by the Holder;

         (c) the securities sought to be resold are qualified for distribution under a prospectus; or

         (d) an appropriate discretionary order is obtained pursuant to applicable securities legislation.

If the Escrow Release Conditions have not been satisfied by the Automatic Retraction Time, the Warrant Agent shall automatically repurchase the unexercised Special Warrants at such time on behalf of the Company, and the holder of such unexercised Special Warrants shall be entitled to receive for each Special Warrant an amount equal to $1.25 per Special Warrant so purchased together with the Holder's pro rata share of the interest on the Escrowed Funds (as defined in the Special Warrant Indenture dated the date hereof (the "Warrant Indenture")). Such payment shall be made by way of cheque payable in the City of Toronto, and upon delivery of such cheque the Special Warrants shall be void and of no value.

Notwithstanding any adjustments provided for herein or otherwise, the Company shall not be required upon the exercise of any Special Warrants, to issue fractional Common Shares in satisfaction of its obligations hereunder. To the extent that the Holder would otherwise be entitled to acquire a fraction of a Common Share, such right may be exercised in respect of such fraction only in combination with other rights which in the aggregate entitle the Holder to acquire a whole number of Common Shares.

Nothing in this certificate or in the holding of a Special Warrant evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Company or entitle the Holder to any right or interest in respect of any Common Shares, except as herein expressly provided.

All Special Warrants shall rank pari passu, notwithstanding the actual date of the issue thereof.

The Warrant Agent on behalf of the Company shall cause a register to be kept in which shall be entered the names and addresses of all holders of the Special Warrants and the number of Special Warrants held by them. No transfer of Special Warrants shall be valid unless made by the Holder or its executors, administrators or other legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Company and the Warrant Agent on the register to be kept at the offices of the Warrant Agent in the City of Toronto upon compliance with such reasonable requirements as the Company and Warrant Agent may prescribe, including compliance with all applicable securities legislation and the conditions prescribed in the Warrant Indenture between the Warrant Agent and the Company, and recorded on the register of holders of Special Warrants maintained by the Warrant Agent, nor until stamp or governmental or other charges arising by reason of such transfer have been paid. The transferee of a Special Warrant shall, after a form of transfer acceptable to the Company and Warrant Agent is duly completed and the Special Warrant is lodged with the Warrant Agent and upon compliance with all other reasonable requirements of the Company and the Warrant Agent or law, be entitled to have its name entered on the register as the owner of such Special Warrant, free from all equities or rights of set-off or counterclaim between the Company and the transferor or any previous holder of such Special Warrant, save in respect of equities of which the Company is required to take notice by statute or by order of a court of competent jurisdiction. The Company and the Warrant Agent may treat the registered holder of any Special Warrant certificate as the absolute owner of the Special Warrants represented thereby for all purposes, and the Company and the Warrant Agent shall not be affected by any notice or knowledge to the contrary except where the Company and Warrant Agent is required to take notice by statute or by order of a court of competent jurisdiction.

The number of Common Shares to be issued upon exercise of the right of exercise evidenced hereby shall be subject to adjustment from time to time in the events and in the manner specified in the Warrant Indenture. The Holder is advised to carefully review such indenture for the particulars thereof.

The Warrant Agent shall not be required to deliver certificates representing Common Shares issuable upon the exercise hereof when the Common Share transfer books of the Company are properly closed, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the exercise of any Special Warrant in accordance with the provisions hereof during any such period delivery of certificates may be postponed for not exceeding five
(5) business days after the date of the re-opening of said Common Shares transfer books, provided however that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder to receive such certificates after the Common Share transfer books shall have been reopened.

Subject as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement herein contained shall be had against any shareholder, officer or director of the Company, either directly or through the Company, it being expressly agreed and declared that the obligations under the Special Warrants represented by this certificate are solely corporate obligations of the Company and that no personal liability whatever shall attach to or be incurred by the shareholders, officers, or directors of the Company or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Special Warrants represented by this certificate.

If this Special Warrant certificate is stolen, lost, mutilated or destroyed the Company may, on such terms as it may in its discretion impose, respectively issue and countersign a new Special Warrant certificate of like denomination, tenor and date as the certificate so stolen, lost, mutilated or destroyed.

This certificate and the Special Warrants represented hereby shall be governed by, performed, construed and enforced in accordance with the Warrant Indenture and the laws of the Province of Ontario and the laws of Canada applicable therein.

Time shall be of the essence hereof.

         IN WITNESS WHEREOF the Company has caused this Special Warrant certificate to be signed by the signature of its duly authorized officer as of this _________ day of __________________, 1997.

                                 INTERNATIONAL URANIUM CORPORATION


                                 Per:
                                     -----------------------------------------
                                          [Authorized Signing Officer]


Countersigned and Registered
Montreal Trust Company of Canada, as Warrant Agent


By:
   -------------------------------------------
          [Authorized Signing Officer]


Date:

11.02    TRANSFER OF WARRANTS

         The following is the form of transfer for the Warrants:

                          TRANSFER OF SPECIAL WARRANTS

ANY TRANSFER OF SPECIAL WARRANTS WILL REQUIRE COMPLIANCE WITH APPLICABLE SECURITIES LEGISLATION. THE WARRANTHOLDER AND ANY TRANSFEREE ARE URGED TO CONTACT LEGAL COUNSEL BEFORE EFFECTING ANY SUCH TRANSFER.

         Neither the Special Warrants represented by this certificate nor the securities issuable upon exercise hereof have been or will be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"). Subject to certain limited exceptions, the Special Warrants represented by this certificate may not be transferred to, or for the account or benefit of, a person in the United States (as such term is defined in Regulation S under the U.S. Securities Act).

         FOR VALUE RECEIVED the undersigned, hereby sells, assigns and transfers unto






(name and address)

         FURTHERMORE, the undersigned certifies (one (only) of the following must be checked):

               [ ] at the time of transfer it is within the United States, and such sale, assignment and transfer is being made to a person in the United States pursuant to an exemption from registration under the U.S. Securities Act and an opinion of counsel has been delivered to the Company.

               [ ] such sale assignment and transfer is being made, and the offer of the securities being sold, assigned and transferred was made, to a person not in the United States.

Special Warrants of International Uranium Corporation registered in the name of the undersigned on the records of Montreal Trust Company of Canada represented by the Special Warrant Certificate attached and irrevocably appoints ____________________ attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

         DATED THE _______ DAY OF _____________________, 1997


-------------------------------           ------------------------------------
SIGNATURE GUARANTEED                      SIGNATURE OF SPECIAL WARRANT
                                          HOLDER


                                          ------------------------------------
                                          PRINT FULL NAME

INSTRUCTIONS:

1. Signature of the Warrantholder must be the signature of the person appearing on the face of this Warrant Certificate.

2. If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must be accompanied by evidence of authority to sign satisfactory to the Warrant Agent and the Company.

3. The signature on the Transfer Form must be guaranteed by a Canadian bank or trust company or by a member of a stock exchange whose signature is known to the Warrant Agent.

4. WARRANTS SHALL ONLY BE TRANSFERABLE IN ACCORDANCE WITH APPLICABLE LAWS AND REGULATIONS, THE RULES AND POLICIES OF ANY APPLICABLE STOCK EXCHANGE AND ANY UNDERTAKING WHICH MAY HAVE BEEN GIVEN BY THE WARRANTHOLDER. THE WARRANTHOLDER AND ANY TRANSFEREE ARE URGED TO CONTACT LEGAL COUNSEL BEFORE EFFECTING ANY SUCH TRANSFER.

         The undersigned transferee of ______________________ Special Warrants of International Uranium Corporation hereby (i) acknowledges that such Special Warrants are subject to the terms and conditions and provisions of an Indenture dated March 26, 1997, and (ii) confirms and certifies that the transfer is made in compliance with all applicable securities laws and regulations, the rules and policies of any applicable stock exchange and any undertaking given to any applicable stock exchange.


                                 NAME OF TRANSFEREE (WARRANTHOLDER)

                                 BY:
                                    ----------------------------------------

                                 OFFICE OR TITLE


                                 -------------------------------------------
                                 ADDRESS OF TRANSFEREE (WARRANTHOLDER)


                                 -------------------------------------------

                                  EXERCISE FORM

TO:               MONTREAL TRUST COMPANY OF CANADA
                  151 FRONT STREET WEST
                  SUITE 800
                  TORONTO, ONTARIO
                  M5J 2N1

                  ATTENTION: REORGANIZATION DEPARTMENT


AND TO:           INTERNATIONAL URANIUM CORPORATION (THE "COMPANY")

         The undersigned hereby exercises the right to acquire
_______________ Common Shares as defined in and according to the terms and conditions of the Special Warrant certificate dated _________________, 1997 of the Company registered in the name of the undersigned.

                  Such Common Shares are to be issued in the name of the undersigned noted on the register of holders of Special Warrants maintained by Montreal Trust Company of Canada.

Number of Special Warrants exchanged

DATED THIS ______ DAY OF _________________, 1997



-------------------------------           ------------------------------------
WITNESS                                   SIGNATURE OF SPECIAL WARRANT
                                          HOLDER



                                          ------------------------------------
                                          PRINT FULL NAME AND ADDRESS

                                          ------------------------------------

                                          ------------------------------------

                                          ------------------------------------

Please check box if Common Shares are to be held at the office of Montreal Trust Company of Canada where the accompanying Special Warrant Certificate is surrendered, failing which, Common Shares will be mailed to address set forth above.

[ ]

                                 ARTICLE TWELVE
                               ESCROW ARRANGEMENTS

12.01 NET PROCEEDS AND INVESTMENT THEREOF. - The Warrant Agent acknowledges receipt of the net proceeds of the offering of Special Warrants (after deducting the Agents' Commission) and agrees to hold the same in trust on behalf of the persons who have an interest therein pursuant hereto, and to disburse and deal with the same as part of the Escrowed Funds all on the terms hereof. Pending disbursement of the Escrowed Funds, the Warrant Agent agrees to hold, invest and reinvest the same in Government of Canada Treasury Bills or as otherwise directed by the Company from time to time. All such investments shall be retained by the Warrant Agent in safekeeping at its principal office in Toronto and shall be held in trust by the Warrant Agent on behalf of the persons who have an interest therein pursuant hereto.

12.02 DISBURSEMENT OF ESCROWED FUNDS. - Subject to Section 12.04, the Warrant Agent shall realize on the investments referred to in Section 12.01 and disburse all or part of the Escrowed Funds in the following circumstances:

         (a) if a holder exercises Special Warrants prior to the Expiry Time, the Warrant Agent shall disburse to the Company from the Escrowed Funds an amount equal to the subscription price of the Special Warrants so exercised, net of any applicable Agents' Commission, together with the interest accrued thereon;

         (b) if the Deemed Exercise Time has occurred and the Warrant Agent has received the Escrow Certificate issued by the Company and the Agents, the Warrant Agent shall as soon as practicable thereafter disburse the Escrowed Funds (including, for greater certainty, the interest accrued thereon) to the Company or as the Company may direct; and

         (c) if the Automatic Retraction Time has occurred and the Warrant Agent has not received the Escrow Certificate, the Warrant Agent shall disburse the Subscription Funds, together with the pro rata share of the interest accrued on the Escrowed Funds, all in accordance with Subsection 4.06(2).

12.03 ADDITIONAL PAYMENTS BY COMPANY. - In the event that the Warrant Agent determines that the Escrowed Funds will not be sufficient to allow the Warrant Agent to pay any amount or amounts pursuant to Section 4.06 or this Article Twelve, the Warrant Agent shall give written notice of such determination to the Company and the Company shall within one business day of the date upon which such notice is given, pay to the Warrant Agent such amount as will be sufficient to allow the Warrant Agent to pay any amount or amounts payable in accordance with Section 4.06 or this Article Twelve. For greater certainty and without limiting the generality of the foregoing, the Company shall contribute to the Escrowed Funds any amounts required to cover any currency exchange risks and all transaction costs, in the event that the Escrow Release Conditions (including without limitation the closing of the Acquisition on the terms contemplated herein) is not completed as contemplated and the Escrowed Funds are returned to the Warrant Agent for disbursement to the holders in accordance with their respective retraction rights provided for in Subsection 4.06(2).

12.04 DELIVERY TO THIRD PARTY ESCROW AGENT. - Notwithstanding any other provision hereof, the Warrant Agent shall, upon receipt of a joint direction from the Company and the Agents, realize on all or part of the investments referred to in Section 12.01 and deliver all or part of the Escrowed Funds to a third party escrow agent pursuant to and in accordance with the instructions set forth in such direction for the purpose of facilitating the completion of the closing of the Acquisition.


                                ARTICLE THIRTEEN
                           REGISTER OF WARRANTHOLDERS

13.01 REGISTER OF SPECIAL WARRANTS. - The Warrant Agent shall prepare and maintain at its principal stock transfer office in Toronto, Ontario or at any other place designated by the Warrant Agent and agreed to by the Company, a Warrant Register in which the Warrant Agent shall record the number of Special Warrants issued hereunder and including:

         (a)      an alphabetical listing of the names of all Warrantholders;

         (b) the date and particulars of the issue of Special Warrants hereunder; and

         (c)      the date and other particulars of each transfer of Special
                  Warrants.

13.02 LOCATION OF WARRANT REGISTER. - The Warrant Register shall be kept at the main principal stock transfer office of the Warrant Agent or at such other place or places as the Warrant Agent and the Company may agree upon.

13.03 VALIDITY OF REGISTRATION. - A registration of a transfer of a Special Warrant in the Warrant Register shall be a complete and valid registration for all purposes.


                                ARTICLE FOURTEEN
                                     GENERAL

14.01    NOTICE TO THE COMPANY AND THE WARRANT AGENT. -

(1) Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or to the Warrant Agent shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid:

         (a)      If to the Company:

                  International Uranium Corporation
                  Suite 1320
                  885 West Georgia Street
                  Vancouver, British Columbia
                  V6C 3E8

                  Attention: President

                  Fax:  (604) 689-4250

                  with a copy to:

                  Cassels Brock & Blackwell
                  Barristers and Solicitors
                  40 King Street West, Suite 2100
                  Toronto, Ontario
                  M5H 3C2

                  Attention: John H. Craig

                  Fax: (416) 360-8877

         (b)      If to the Warrant Agent:

                  Montreal Trust Company of Canada
                  151 Front Street West, Suite 605
                  Toronto, Ontario
                  M5J 2N1

                  Attention:  Manager, Corporate Trust Department

                  Fax: (416) 981-9777

         and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if mailed, on the fourth business day following the date of the postmark on such notice.

(2) The Company or the Warrant Agent, as the case may be, may from time to time notify the others in the manner provided in Subsection 14.01(1) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Company or the Warrant Agent, as the case may be, for all purposes of this Indenture.

(3) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrant Agent or to the Company hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to such party at the appropriate address provided in Subsection 14.01(1) by cable, telegram, telex or other means of prepaid, transmitted, recorded communication.

14.02    TIME OF THE ESSENCE. -  Time shall be of the essence in this Indenture.

14.03 COUNTERPARTS. - The Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to be dated as of the day and date first above written.

14.04 SATISFACTION AND DISCHARGE OF INDENTURE. - Upon the earlier of (i) the date by which there shall have been delivered to the Warrant Agent for exercise or cancellation all Warrant Certificates theretofore certified hereunder or (ii) the date the Warrant Agent has disbursed all of the Escrowed Funds in accordance with Subsection 4.06(2) and Section 12.02, this Indenture shall cease to be of further effect and the Warrant Agent, on demand of and at the cost and expense of the Company and upon delivery to the Warrant Agent of a certificate of the Chairman, President or any Vice-President of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and upon payment to the Warrant Agent of the expenses, fees and other remuneration payable to the Warrant Agent, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, except those provisions dealing with the indemnification of the Warrant Agent.

14.05 PROVISIONS OF INDENTURE AND WARRANT CERTIFICATES FOR THE SOLE BENEFIT OF PARTIES AND WARRANTHOLDERS. Nothing in this Indenture or the Warrant Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the holders of the Warrant Certificates, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

                  IN WITNESS WHEREOF the parties have executed this Indenture as of the date noted above.

                                      INTERNATIONAL URANIUM CORPORATION


                                      Per:
                                          ------------------------------------
                                               [Authorized Signing Officer]

                                      MONTREAL TRUST COMPANY OF CANADA


                                      Per:
                                          ------------------------------------
                                               [Authorized Signing Officer]

                                      Per:
                                          ------------------------------------
                                               [Authorized Signing Officer]